Bull & Bear Dollar Reserves is a high quality no-load money market fund investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The Fund's objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The monthly dividends the Fund pays to its shareholders are generally exempt from state and local income taxes. Also, the value of an individual's Fund shares is generally exempt from state intangible personal property taxes.

   THE FUND IS MANAGED TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE OF ANY BANK.

   The Fund waives the minimum initial investment of $1,000 if you invest $100 or more per month through the Bull & Bear Automatic Investment Program.

   This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated September 3, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-503-FUND (1-888-503-3863). The SEC maintains a Web site
(http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 account fee is charged if your monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................ NONE
Sales Load Imposed on Reinvested Dividends................................. NONE
Deferred Sales Load........................................................ NONE
Redemption Fees............................................................ NONE
Exchange Fee............................................................... NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after waiver)............................................ 0.35%
12b-1 Fees (after waiver)................................................. 0.00%
Other Expenses............................................................ 0.51%
Total Fund Operating Expenses (after waivers)............................. 0.86%

EXAMPLE                                 1 year   3 years    5 years   10 years
                                        ------   -------    -------   --------
You would pay the following expenses
on a $1,000 investment, assuming         $9       $27         $48       $106
a 5% annual return and a redemption
at the end of each time period:



The example set forth above assumes reinvestment of all dividends and uses an assumed 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for "Annual Fund Operating Expenses" are based on the Fund's expenses (after waivers of 12b-1 fees and management fees) and average daily net assets during its fiscal year ended June 30, 1998, although such expenses have been restated to reflect a waiver of 0.15% of the management fee. Without such waivers, management fees, 12b-1 fees, and total Fund operating expenses would have been 0.50%, 0.25% and 1.26%, respectively. "Other Expenses" include amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager and Investor Service Center, the Distributor, and does not include interest expense from the Fund's bank borrowing. As of June 30, 1998, the Distributor intended to waive its 12b-1 fee during the fiscal year ending June 30, 1999.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout the period. The following information is supplemental to the Fund's audited financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1998 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.


                                                                             YEARS ENDED JUNE 30,
                                          ----------------------------------------------------------------------------------
PER SHARE DATA                              1998    1997    1996    1995    1994    1993   1992    1991     1990     1989
                                            ----    ----   ------  ------  ------  ------ ------  ------   ------   -----
Net asset value at beginning of period     $1.000   $1.000 $1.000   $1.000 $1.000  $1.000 $1.000   $1.000   $1.000   $1.000
Income from investment operations:
 Net investment income..............        0.048    0.047  0.047    0.044  0.026   0.026  0.042    0.062    0.078    0.077
Less dividends:
 Dividends from net investment income      (0.047)  (0.047)(0.047)  (0.044)(0.026) (0.026)(0.042)  (0.062)  (0.078)  (0.077)
                                           -------  --------------  -------------- --------------  -------  -------  -------
 Dividends from paid-in capital           ($0.001)   --      --      --      --      --     --      --       --       --
                                          --------
Net asset value at end of period....       $1.000   $1.000 $1.000   $1.000 $1.000  $1.000 $1.000   $1.000   $1.000   $1.000
                                           ======   ====== ======   ====== ======  ====== ======   ======   ======   ======
TOTAL RETURN........................        4.88%    4.83%  4.81%    4.53%  2.59%   2.63%  4.28%    6.41%    8.10%    8.04%
                                            =====    =====  =====    =====  =====   =====  =====    =====    =====    =====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's        $61,602  $62,908 $62,467 $65,278 $76,351$64,673 $63,832 $77,984  $94,474 $103,975
omitted)                                  =======  ======= ======= ======= ============== ======= =======  ======= ========
Ratio of expenses to average net assets(a)  0.86%    0.71%  0.90%    0.89%  0.89%   0.75%  0.80%    0.85%    0.65%    1.10%
                                            =====    =====  =====    =====  =====   =====  =====    =====    =====    =====
Ratio of net investment income to average
net assets (b)                              4.71%    4.73%  4.70%    4.41%  2.56%   2.59%  4.24%    6.30%    7.91%    7.62%
                                            =====    =====  =====    =====  =====   =====  =====    =====    =====    =====



(a)Ratio prior to waivers by the Investment Manager and Distributor was 1.32%, 1.13%, 1.00%, 1.22%, 1.25%, 1.39%, 1.39%, 1.40%, 1.21% and 1.20% in 1989,
   1990, 1991, 1992 ,1993, 1994, 1995, 1996, 1997 and 1998, respectively.
(b)Ratio prior to waivers by the Investment Manager and Distributor was 7.40%, 7.43%, 6.15%, 3.82%, 2.09%, 2.06%, 3.91%, 4.20%, 4.23% and 4.37% in 1989,
   1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998, respectively.

                                TABLE OF CONTENTS

Expense Tables.....................   Dividends and Taxes....................
Financial Highlights...............   Determination of Net Asset Value.......
General............................   Investment Manager.....................
The Fund's Investment Program......   Yield Information......................
How to Purchase Shares.............   Distribution of Shares.................
Shareholder Services...............   Capital Stock..........................
How to Redeem Shares...............   Custodian and Transfer Agent...........


                                     GENERAL

PURPOSES OF THE FUND. The Fund is a no load mutual fund designed to provide investors an economical and convenient way to invest cash reserves for maximum current income consistent with preservation of capital and maintenance of liquidity. All Fund net income is declared daily as a dividend and distributed monthly.


CHECK WRITING PRIVILEGE FOR EASY ACCESS. Shareholders have the convenience of making redemptions without charge simply by writing a check for $250 or more. Shareholders with a Bull & Bear Securities discount brokerage account may write a check in any amount. Checks are free and there is no limit on the number of checks a shareholder may write.


YIELD INFORMATION. Please call toll-free at 1-888-503-FUND (1-888-503-3863) for the Fund's yield.

                          THE FUND'S INVESTMENT PROGRAM

    The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes. There can be no assurance that the Fund will achieve its investment objective. In periods of declining interest rates, the Fund's yields may be somewhat higher than prevailing market rates, and in periods of rising rates the opposite may be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield.
In periods of rising interest rates, the opposite may be true.

    The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. While the risks associated with investment in U.S. Government Securities are minimal, an investment in the Fund is not completely risk free. The U.S. Government is not obligated by law to provide financial support to certain agencies, and securities issued by them may involve risk of loss of principal and interest. For example, securities issued by the Federal Farm Credit Banks are supported by the agency's limited right to borrow money from the U.S. Treasury under certain circumstances, and securities issued by the Federal Home Loan Banks are supported only by the credit of the agency that issued them. The Fund invests in these securities only when satisfied that the issuer's credit risk is minimal. The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S. Government Securities maturing in less than 397 days from the date of the commitment. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may cause the Fund to incur a loss or miss an opportunity to make an alternative investment.

LENDING. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

OTHER INFORMATION. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

    YEAR 2000 RISKS. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                             HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at net asset value (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, $1,000 for traditional deductible individual retirement accounts ("IRAs"), Roth IRAs, simplified employee pension plan IRAs ("SEP-IRAs"), savings incentive match plan for employee IRAs ("SIMPLE IRAs"), rollover IRAs, 403(b) plan accounts, and $500 for Education IRAs. The minimum subsequent investment is $100. The initial investment minimums are waived if a shareholder elects to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application accompanying this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Dollar Reserves, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

         The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

         The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $1,000. The Program and the Plans do not assure a profit or protect against loss in a declining market.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Dollar Reserves, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to begin accruing income on your investment as soon as possible.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863), to give the name(s) under which the account is to be registered, tax identification number and the name of the bank sending the wire, and to be assigned a Bull & Bear Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052- 724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to two decimal places), together with any dividends that are paid in additional shares (see "Dividends and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements. Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Fund or the Distributor may, from time to time, make payments to broker/dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.


WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. Purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. A "Fund business day" is any day on which the New York Stock Exchange is open for business. The following are not Fund business days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No second or third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888- 503-FUND (1-888-503-3863).

INVESTOR ACCESS. Investor Service Center's free Investor Access service gives you instant 24 hour access to your Fund investments either by toll-free telephone or by using your personal computer for Internet access. With Investor Access you can monitor your investments, check your account balance and account activity, retrieve your account history, exchange between Funds offered by Investor Service Center, review recent transactions, and make transfers using EFT from or to your authorized bank account. For Investor Access by phone, just dial toll-free at 1-888-503-VOICE (1-888-503-8642) and follow the prompts. For Internet Investor Access, visit Investor Service Center's Internet site at www.mutualfunds.net and select "Access Your Fund Account." You will need your account number and your Personal Identification Number ("PIN"), which is the last 4 digits of the social security number or taxpayer identification number associated with your account number. If you would like a different PIN, just call an Investor Service Representative toll-free at 1-800-345-0051. There is no charge for using Investor Access, and your account information is based on the most recent Fund prices, updated every business day. Any transactions you request are carried out at the Fund's net asset value next determined after receipt of your order. You will receive in the mail written confirmations for all transactions you request through Investor Access, and if you purchase or redeem Fund shares using EFT, your bank statement will reflect the appropriate electronic credit or debit.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. The Fund's Check Writing Privilege enables you to continue receiving dividends on shares redeemed by check until such time as the check is presented to the Transfer Agent's bank for payment. You may establish an account in either of two ways for check writing:

O BULL & BEAR FUND ACCOUNTS. Upon request, shareholders will receive FREE, UNLIMITED check writing with only a $250 minimum per check. The Fund will arrange for shareholder checks to be honored by UMB Bank for this purpose.


o BULL & BEAR SECURITIES DISCOUNT BROKERAGE ACCOUNT. Bull & Bear Securities, Inc., an affiliate of the Investment Manager, offers discount brokerage services with the option of FREE, UNLIMITED check writing privileges, with a minimum initial balance of $1,000. Additionally, investors may purchase Fund shares through a Bull & Bear Securities Discount Brokerage Account and access their investments in any Bull & Bear Mutual Fund to pay for securities purchased in their brokerage account, and have proceeds of securities sold in their brokerage account used to purchase shares of any Bull & Bear Mutual Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.


    With both types of accounts, the check clearing bank has the right to refuse any checks which do not conform with its requirements. The shareholder will be subject to the bank's rules and regulations governing checking accounts, including a $20 charge for refused checks, which may change without notice. When such a check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check will be redeemed. The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed) with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have all dividends paid by the Fund automatically invested in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center toll-free at 1-888-503- FUND (1-888-503-3863). You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863)

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

    To exchange shares, please call Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide your account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

    Exchange requests received between 9 a.m. and 4 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-FUND (1-888-503-3683). Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. A free prospectus containing more complete information including charges, expenses and performance, on any of the Bull & Bear Funds listed above is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863). The other Bull & Bear Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

    The minimum initial investment to establish a Bull & Bear Education IRA is $500. The minimum initial investment to establish any other Bull & Bear IRA or retirement account is $1,000.

    Minimum subsequent investments are $100. The initial minimum investments are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear IRA or retirement account. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.


CHECK WRITING PRIVILEGE. See "Shareholder Services" above for redemption of shares by writing free, unlimited, personalized checks, provided by the Fund, in amounts of $250 or more for regular accounts, and in any amount for investors with a Bull & Bear Securities discount brokerage checking account.


BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-503-VOICE (1-888-503-8642) to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-FUND (1-888-503-3863).
Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than Bull & Bear Retirement Plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                               DIVIDENDS AND TAXES

DIVIDENDS. The Fund declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

TAXES. According to Tait, Weller & Baker, the Fund's auditors, dividends paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income tax to the extent the Fund derives its income from direct U.S. Government securities and, where applicable, the Fund meets the state income, investment, and reporting criteria required to maintain exempt status. However, if the Fund invests in securities other than "direct" U.S. Government obligations (such as agency obligations not backed by the full faith and credit of the United States), dividends paid to its shareholders attributable to the interest on these investments are taxable in some states. In some states, shareholders also may be subject to local taxes on the shares they own or on distributions from the Fund.

    The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short term capital gains) that is distributed to its shareholders. Shareholders not subject to Federal income tax on their income will generally not be required to pay tax on amounts distributed to them by the Fund. The Fund is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to backup withholding. Each shareholder is advised promptly after each calendar year of the dollar amount and taxable status of the year's distributions received by such shareholder. The foregoing is only a summary of some of the important income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined at 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each Fund business day. The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

                               INVESTMENT MANAGER

    Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. For its services, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 0.50% of the first $250 million, 0.45% from $250 million to $500 million, and 0.40% over $500 million. From time to time, the Investment Manager may waive all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1998, the investment management fees paid by the Fund represented approximately 0.41% of its average daily net assets (net of the
Investment Manager's waiver). The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on the The Nasdaq Stock Market and traded in the over-the-counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and may therefore be deemed a controlling person of the Investment Manager.

                                YIELD INFORMATION

    From time to time the Fund advertises its current yield and its effective yield. All advertised current yield or effective yield figures are based upon historical earnings and are not intended to indicate future performance. The current yield of the Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is the annualized current yield which is compounded by assuming the current income to be reinvested. For the Fund's yield, please call toll-free at 1-888-503-FUND (1-888-503-3863).

    THE FUND'S STATE TAX-FREE YIELD VERSUS TAXABLE YIELDS. Assuming your dividends from the Fund would be state tax-free (see "Dividends and Taxes"), your yield from the Fund may actually be higher than other state- taxable investments stating a higher pre-tax yield.

    For example, if your state income tax rate is 11% and the Fund's yield is 5%, the Fund's AFTER STATE TAX YIELD IS ACTUALLY HIGHER than a state-taxable investment with a yield of 5.61% or less. The computation is:

    The Fund's Yield                 =     Your Taxable Equivalent Yield
---------------------------------
   100% minus Your State Tax Rate

          5%               =           5.618%
-----------------------
      100% - 11%


                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc. ("Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The fee may be retained or passed through by the Distributor to brokers, banks and others who provide services to Fund shareholders. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor and, if the Distributor's expenses are less than such fees, it may realize a profit. As of the date hereof, the Distributor intends to waive the fee during the fiscal year ending June 30, 1999. Such waiver, however, may be discontinued at any time. Certain other advertising and sales materials may be prepared which relate to the promotion of the sale of shares of the Fund and one or more other affiliated investment companies. In such cases, the expenses will be allocated among the investment companies involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.

                                  CAPITAL STOCK

    The Fund is a series of Bull & Bear Funds II, Inc. ("Corporation"), a Maryland corporation incorporated in 1974. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. The Corporation is a series investment company authorized to issue up to 1,000,000,000 shares ($.01 par value), 500,000,000 of which have been designated by the Board of Directors as Bull & Bear Dollar Reserves. The Board of Directors of the Corporation may establish one or more new series, although it has no current intention to do so.

    The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund or the Corporation, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders of series of the Corporation vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. Except to the extent that the Board of Directors might provide by resolution that the holders of shares of a particular series are entitled to vote as a class on specified matters, and except for approval of investment management agreements, plans of distribution, and changes in fundamental investment objectives and limitations which are voted upon by each series, separately as a class, there will be no right for any series to vote as a class unless such right exists under Maryland law. The Corporation's Articles of Incorporation contain no provision entitling the holders of the present classes of capital stock to a vote as a class on any matter other than the foregoing. Where a matter is to be voted upon separately by series, the matter is effectively acted upon for such series if a majority of the outstanding voting securities of that series approves the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

    In accordance with the General Corporation Law of the State of Maryland applicable to open-end investment companies incorporated in Maryland and registered under the 1940 Act, as is the Corporation, the Corporation's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of a majority of the Corporation's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's assets. The custodian also performs certain accounting services for the Fund.

    The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors deemed appropriate by the Board of Directors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


DOLLAR
RESERVES

-----------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005

-----------------------------------------------------


FOR FUND PROSPECTUSES AND OTHER INVESTMENT
INFORMATION, CALL TOLL-FREE

1-888-503-FUND

1-888-503-3863


FOR SHAREHOLDER SERVICES BY INVESTOR ACCESS,
CALL TOLL-FREE

1-888-503-VOICE

1-888-503-8642

OR, ACCESS THE FUND ON THE WEB AT

WWW.MUTUALFUNDS.NET

-----------------------------------------------------


[Right Side of Back Cover Page]


DOLLAR
RESERVES

---------------------------------------------------------


A HIGH QUALITY
MONEY MARKET FUND
INVESTING IN U.S. GOVERNMENT
SECURITIES- INCOME IS GENERALLY
FREE FROM STATE AND LOCAL
INCOME TAXES



HIGH DAILY INCOME
ELECTRONIC FUNDS TRANSFERS
RETIREMENT PLANS
NO-LOAD
FREE CHECK WRITING

---------------------------------------------------------


MINIMUM INITIAL INVESTMENT:
    REGULAR ACCOUNTS, $1,000
    TRADITIONAL DEDUCTIBLE IRA,
         ROTH IRA, SEP-IRA, SIMPLE IRA,
         AND 403(B), $1,000
    EDUCATION IRA, $500
    AUTOMATIC INVESTMENT PROGRAMS, $100

MINIMUM SUBSEQUENT INVESTMENTS:
$100


---------------------------------------------------------


PROSPECTUS
SEPTEMBER 3, 1998



  BULL
 &
  BEAR
  PERFORMANCE DRIVEN